Exhibit 99.1

Spartan Acquisition Corp. II Announces Stockholder Approval of Business Combination with Sunlight Financial

NEW YORK, NY AND CHARLOTTE, NC – July 8, 2021 – Spartan Acquisition Corp. II, a publicly-traded special purpose acquisition company (“Spartan”) (NYSE: SPRQ), today announced the business combination (the “Business Combination”) between Spartan and Sunlight Financial (“Sunlight”), a premier, technology-enabled point-of-sale financing company, was approved by Spartan’s stockholders, with the Business Combination supported by 97% of the shares of Spartan voted at the special meeting of Spartan stockholders (“Special Meeting”).

Ten proposals, including sub-proposals, were considered and voted upon by Spartan’s stockholders at the Special Meeting on July 8, 2021. A Form 8-K disclosing the full voting results will be filed with the Securities and Exchange Commission.

The Business Combination is expected to close on July 9, 2021. Following the close, the combined company will be renamed Sunlight Financial Holdings Inc. and its common stock and warrants are expected to begin trading on the New York Stock Exchange under the ticker symbols “SUNL” and “SUNLW”, respectively, commencing on July 12, 2021.

About Sunlight Financial

Sunlight Financial is a premier, technology-enabled point-of-sale finance company. Sunlight partners with contractors nationwide to provide homeowners with financing for the installation of residential solar systems and other home improvements. Sunlight’s best-in-class technology and deep credit expertise simplify and streamline consumer finance, ensuring a fast and frictionless process for both contractors and homeowners. For more information, visit www.sunlightfinancial.com.

About Spartan Acquisition Corp. II

Spartan is a special purpose acquisition entity focused on the energy value chain in North America and was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Spartan is sponsored by Spartan Acquisition Sponsor II LLC, which is owned by a private investment fund managed by an affiliate of Apollo Global Management, Inc. (together with its subsidiaries, “Apollo”) (NYSE: APO). For more information, please visit www.spartanspacii.com.

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements may include, but are not limited to, statements regarding the closing of the Business Combination. These forward-looking statements are not guarantees of future performance, reflect the current views and expectations of Spartan’s management and Sunlight’s management, are based on various assumptions, whether or not identified herein, and are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from expectations or results projected or implied by such forward-looking statements. Such risks and uncertainties include, among others: changes in domestic and foreign business, market, financial, political and legal conditions; the inability of Spartan and Sunlight to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination or whether conditions to closing of the proposed Business Combination in the agreements related to the proposed Business Combination will be satisfied or waived; failure to realize the anticipated benefits of the Business Combination; the ability of Spartan or the combined company to issue equity or equity-linked securities in connection with the Business Combination or in the future; risks relating to the uncertainty of the projected operating and financial information with respect to Sunlight; risks related to Sunlight’s business and the timing of expected business milestones or results; the effects of competition and regulatory risks, and the impacts of changes in legislation or regulations on Sunlight’s future business; the expiration, renewal, modification or replacement of the federal solar investment tax credit, rebates and other incentives; the effects of the COVID-19 pandemic on Sunlight’s business or future results; Sunlight’s ability to attract and retain its relationships with third parties, including Sunlight’s capital providers and solar contractors; changes in the retail prices of traditional utility generated electricity; the availability of solar panels, batteries and other components and raw materials; and such other risks and uncertainties discussed in the “Risk Factors” section of Spartan’s Annual Report on Form 10-K for the year ended December 31, 2020 as filed with the SEC on March 11, 2021, as amended on May 11, 2021, and Registration Statement on Form S-4 as filed with the SEC on March 22, 2021, as amended on May 12, 2021 and June 1, 2021, and other documents of Spartan filed, or to be filed, with the SEC. All forward-looking statements used herein speak only as of the date they are made and are based on information available at that time. Neither Spartan nor Sunlight assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Important Information for Investors; No Offer or Solicitation

In connection with the transactions (the “Transactions”) contemplated by that certain Business Combination Agreement, dated as of January 23, 2021, by and among Sunlight, Spartan and their subsidiaries and affiliates party thereto, Spartan has filed a Registration Statement on Form S-4, as amended (which includes a proxy statement/prospectus of Spartan) and other relevant documents with the SEC. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. In addition, nothing contained herein should be construed as legal, financial, tax or other advice. SECURITY HOLDERS OF SPARTAN AND SUNLIGHT ARE URGED TO READ (1) THE REGISTRATION STATEMENT, (2) THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO), (3) OTHER DOCUMENTS RELATING TO THE TRANSACTIONS THAT WILL BE FILED WITH THE SEC BY SPARTAN, AND (4) ADDITIONAL PRESS RELEASES FROM SUNLIGHT AND SPARTAN FOUND ON THEIR RESPECTIVE WEBSITES, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS. Spartan’s and Sunlight’s stockholders can obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Spartan, Sunlight and the Transactions, without charge, at the SEC’s website located at www.sec.gov.

Contacts

Sunlight Financial:

Investor Relations

Lucia Dempsey, Sunlight Financial

Garrett Edson, ICR

investors@sunlightfinancial.com

888.315.0822

Public Relations

Doug Donsky / Brian Ruby, ICR

media@sunlightfinancial.com

646.677.1844

Spartan Acquisition Corp. II:

Investor Relations:

Info@spartanspacii.com

Media:

Communications@apollo.com